UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10135

Waddell & Reed Advisors Select Funds, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2008

Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Value Fund

CONTENTS

3	President's Letter
5	Illustration of Fund Expenses
8	Waddell & Reed Advisors Dividend Opportunities Fund
25	Waddell & Reed Advisors Energy Fund
40	Waddell & Reed Advisors Value Fund
56	Notes to Financial Statements
66	Report of Independent Registered Public Accounting Firm
67	Income Tax Information
68	Directors and Officers
75	Annual Privacy Notice
77	Proxy Voting Information
77	Quarterly Portfolio Schedule Information
78	Householding Notice
78	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Select Funds, Inc. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Select Funds, Inc. prospectus and current Fund performance information.

President's Letter

      June 30, 2008

DEAR SHAREHOLDER:

A study this past winter by Standard & Poor's found that the U.S. stock market experienced more daily price volatility at the start of calendar year 2008 than at any point in the past seven decades. From our perspective, these do appear to be very challenging times for parts of the U.S. economy. At the same time, however, we are still seeing good long-term global growth, benefiting many American companies, and your investments.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the 2008 fiscal year. For the 12 months ended June 30, 2008, the S&P 500 Index fell 13.13 percent while the Lehman Brothers Aggregate Bond Index rose 7.13 percent.

We are grateful for your confidence in our long-term ability to manage your assets. This is a challenging time. Many economic negatives are on America's front porch: a level of price weakness and foreclosure activity in U.S. housing markets not seen since the 1930s; a global credit crunch driven by an implosion of the subprime mortgage market; a U.S. dollar that is worth much less than just a few years ago; record-setting energy and food prices; and the strong probability of a recession this year.

The positives are more subtle: exports are strong; farmers are enjoying great prices for grain. Alternative energy and related technologies such as solar and wind power are booming. Tourists are flocking to our shores to take advantage of our cheap currency to shop.

Financial conditions such as we have experienced in the first six months of 2008 are unusual, but they are not unprecedented. In fact, after the Panic of 1907 involving a Wall Street bank that speculated on copper, Congress created the Federal Reserve. It will be important for the Fed to strike the right balance between keeping inflation in check and providing sufficient liquidity for financially sound businesses to help lead the U.S. economy on a path to recovery.

Today, for many people it is more difficult to buy a home or expand a consumer-focused business than it was just a year ago. As shown in the Economic Snapshot table on page four, the U.S. economy at June 30, 2008 is not in as good a shape as it was 12 months earlier. Oil prices have nearly doubled. Inflation is at the highest level since 1991 while the nation's unemployment rate is also higher. Economic growth is weak.

Economic Snapshot
	6-30-2008	6-30-2007

U.S. unemployment rate	5.50%	4.50%
Inflation (U.S. Consumer Price Index)	5.00%	2.70%
U.S. GDP	1.90%	3.40%
30-year fixed mortgage rate	6.45%	6.63%
Oil price per barrel	$140.00	$70.68

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision.

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As we look ahead, we believe that the investing and economic climate will improve in time. With perseverance, initiative and ingenuity, we believe the strengths of our nation's character will surface and prosperity will be restored.

Our commitment

We believe that maintaining a well-rounded portfolio and prudent financial planning are essential elements for securing your long-term financial future. As investment managers since 1937, our organization has always been mindful that we are managing other people's money.

In this uncertain environment, we believe a very strong effort to manage risk takes precedence over the desire to maximize capital appreciation. With that approach in mind, we will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Waddell & Reed Advisors Select Funds, Inc., and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2008.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dividend Opportunities Fund Expenses
For the Six Months Ended June 30, 2008	Beginning Account Value 12-31-07	Ending Account Value 6-30-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$917.60	1.26%	$6.04
Class B	1,000	913.00	2.18	10.43
Class C	1,000	913.60	2.13	10.14
Class Y	1,000	919.10	0.92	4.41
Based on 5% Return(2)
Class A	$1,000	$1,018.60	1.26%	$6.36
Class B	1,000	1,014.01	2.18	10.98
Class C	1,000	1,014.27	2.13	10.68
Class Y	1,000	1,020.31	0.92	4.65

Energy Fund Expenses
For the Six Months Ended June 30, 2008	Beginning Account Value 12-31-07	Ending Account Value 6-30-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,151.30	1.52%	$8.17
Class B	1,000	1,145.50	2.45	13.09
Class C	1,000	1,146.70	2.29	12.24
Class Y	1,000	1,153.80	1.11	5.92
Based on 5% Return(2)
Class A	$1,000	$1,017.28	1.52%	$7.67
Class B	1,000	1,012.68	2.45	12.28
Class C	1,000	1,013.45	2.29	11.48
Class Y	1,000	1,019.32	1.11	5.55

Value Fund Expenses
For the Six Months Ended June 30, 2008	Beginning Account Value 12-31-07	Ending Account Value 6-30-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$879.50	1.35%	$6.30
Class B	1,000	875.30	2.28	10.60
Class C	1,000	875.30	2.26	10.60
Class Y	1,000	881.00	0.92	4.33
Based on 5% Return(2)
Class A	$1,000	$1,018.14	1.35%	$6.76
Class B	1,000	1,013.52	2.28	11.38
Class C	1,000	1,013.61	2.26	11.38
Class Y	1,000	1,020.31	0.92	4.65

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended June 30, 2008, and divided by 366.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Manager's Discussion of
Dividend Opportunities Fund

      June 30, 2008

Below, David P. Ginther, CPA, portfolio manager of Waddell & Reed Advisors Dividend Opportunities Fund*, discusses positioning, performance and results for the fiscal year ended June 30, 2008. He has managed the Fund since its inception and has 13 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

For the 12 months ended June 30, 2008, the Fund declined 2.22 percent (Class A shares at net asset value). That compares with a 12.37 percent fall in the Russell 1000 Index (reflecting the performance of stocks that generally represent the equity market), and a 14.27 percent decline in the Lipper Equity Income Funds Universe Average (reflecting the universe of funds with similar investment objectives). Please note that the Fund returns include applicable fees and expenses, while index returns do not include any such fees.

Energy helped results

The poor performance of the stock markets during the fiscal year was due in large part to the deterioration of the credit quality of borrowers and the impact of this deterioration on asset values. The deterioration in credit quality was accompanied by slower economic growth. To help combat the slowing, the Federal Reserve reduced interest rates in an effort to improve conditions and avoid a financial crisis, but the attempts have been unsuccessful.

Because of the weakening economic conditions, U.S. consumer spending has slowed and the sectors that serve those consumers, such as financial services and consumer cyclicals, were the worst-performing sectors for the period. However, that weakness in the consumer segment didn't impact industrial and infrastructure spending or growth overseas. Consequently, the areas of the stock market that performed the best were sectors that benefit from infrastructure spending and generate revenues outside the U.S.

These sectors include industrials and energy. Those companies represented a high percentage of the Fund's holdings, which was a key driver of our relative positive performance. In addition, the Fund did not have a large exposure to financial-services companies, which also contributed.

Within industrials, agriculture stocks were the best performers, in part because grain prices rose during the second half of the year. Corn prices climbed from $3.20 in July 2007 to approximately $6.82 at the end of June 2008. This was attributable to low inventories and rising demand from developing countries and biofuels producers. Energy companies, another significant contributor to performance, benefited from oil prices. Oil nearly doubled from $71 per barrel in early July 2007 to $140 in July 2008 because of strong demand and limited growth in supply.

Our holdings in industries like energy and industrials were purchased based on a long-term view of the direction of the global economy and the challenges the world faces. Some of these challenges provide investment opportunities, and others don't.

While industrials and energy flourished, financials floundered. Financial services were the largest proportion of the S&P 500 until 2007, but the Fund was underweight financials. Still, we were not immune: Our worst-performing stocks were bond insurers. We underestimated the magnitude of the credit problem. However, because the investment was small, it had a minor impact on performance, and the Fund disposed of its holdings during the spring.

Our outlook

The U.S. credit crisis continues to be a significant challenge. The big question is whether the situation improves for financial services companies and consumer cyclical companies because of an improvement in consumer spending. We think the U.S. consumer must retrench. We believe this will limit growth of the U.S. economy, but we don't expect it to collapse. Besides, the U.S. economy is only about 25 percent of the global economy, and most other countries don't face consumer credit issues.

In fact, we believe the outlook for growth outside the U.S. is favorable. Consumers in emerging markets are spending more to raise their standard of living. Creating the infrastructure for these developing countries is one of the biggest challenges the world faces, and it creates great investment opportunities. Increasing standards of living in developing countries requires more infrastructure and energy, which helps to drive business spending.

Top 10 Equity Holdings June 30, 2008
Company	Sector

Fluor Corporation
Schlumberger Limited
Exxon Mobil Corporation
Deere & Company
Abbott Laboratories
Colgate-Palmolive Company
Monsanto Company
Apache Corporation
Weatherford International Ltd.
CME Group Inc.
Capital Goods Energy Energy Capital Goods Health Care Consumer Non-Durables Raw Materials Energy Energy Financial Services

June 30, 2007
Company	Sector

Schlumberger Limited
Deere & Company
Boeing Company (The)
Altria Group, Inc.
AllianceBernstein Holding L.P.
Exxon Mobil Corporation
CME Group Inc.
General Electric Company
Fluor Corporation
Baker Hughes Incorporated
Energy Capital Goods Technology Multi-Industry Financial Services Energy Financial Services Multi-Industry Capital Goods Energy

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

Companies that meet these needs will experience rising cash flows, in our opinion, and these are the companies we want to own in the Fund. Rather than focus on the absolute level of dividends, we intend to continue to focus more on companies that have increasing cash flows that can be used to raise dividends.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends.  One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

*Please note that Waddell & Reed Advisors Dividend Opportunities Fund (formerly Waddell & Reed Advisors Dividend Income Fund) changed its name and objective effective June 2, 2008. The Fund's new objective is to provide total return.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Dividend Opportunities Fund:
Class A Shares(1)(2)	$16,375
Class B Shares(2)	$16,594
Class C Shares(2)	$16,644
Class Y Shares(2)	$17,676
Russell 1000 Index	$14,849
Lipper Equity Income Funds Universe Average	$14,903

		W&R ADVISORS DIVIDEND OPPORTUNITIES FUND, CLASS A SHARES	W&R ADVISORS DIVIDEND OPPORTUNITIES FUND, CLASS B SHARES	W&R ADVISORS DIVIDEND OPPORTUNITIES FUND, CLASS C SHARES	W&R ADVISORS DIVIDEND OPPORTUNITIES FUND, CLASS Y SHARES	RUSSELL 1000 INDEX	LIPPER EQUITY INCOME FUNDS UNIVERSE AVERAGE

JUNE	2003	9,425	10,000	10,000	10,000	10,000	10,000
JUNE	2004	10,667	11,220	11,230	11,358	11,948	11,835
JUNE	2005	12,011	12,518	12,532	12,836	12,894	13,078
JUNE	2006	14,330	14,801	14,816	15,367	14,067	14,389
JUNE	2007	16,746	17,128	17,164	18,018	16,945	17,383
JUNE	2008	16,375	16,594	16,644	17,676	14,849	14,903

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-08	-7.84%	-6.93%	-3.03%	-1.90%
5-year period ended 6-30-08	10.37%	10.53%	10.73%	12.07%
10-year period ended 6-30-08	––	––	––	––
Since inception of Class(4) through 6-30-08	10.36%	10.39%	10.72%	12.06%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)7-1-03 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF DIVIDEND OPPORTUNITIES FUND

Portfolio Highlights

On June 30, 2008, Waddell & Reed Advisors Dividend Opportunities Fund had net assets totaling $732,130,153 invested in a diversified portfolio of

85.60%	Domestic Common Stocks
8.94%	Cash and Cash Equivalents
5.46%	Foreign Common Stocks

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2008, your Fund owned:

Energy Stocks	$21.80
Capital Goods Stocks	$12.58
Consumer Nondurables Stocks	$12.05
Financial Services Stocks	$10.95
Cash and Cash Equivalents	$8.94
Raw Materials Stocks	$5.35
Utilities Stocks	$5.26
Health Care Stocks	$5.23
Technology Stocks	$5.00
Transportation Stocks	$3.16
Shelter Stocks	$2.52
Retail Stocks	$2.45
Multi-Industry Stocks	$2.38
Miscellaneous Stocks(1)	$2.33

(1) Includes $1.49 Business Equipment and Services Stocks and $0.84 Consumer Services Stocks.

The Investments of Dividend Opportunities Fund
June 30, 2008
COMMON STOCKS	Shares	Value

Aircraft - 1.88%
Raytheon Company	244,300	$13,749,204

Banks - 1.71%
U.S. Bancorp	260,800	7,273,712
Wells Fargo & Company	222,400	5,282,000
		12,555,712
Beverages - 4.63%
Coca-Cola Company (The)	217,650	11,313,447
Diageo plc, ADR	150,150	11,091,581
PepsiCo, Inc.	180,400	11,471,636
		33,876,664
Business Equipment and Services - 0.83%
IntercontinentalExchange, Inc.*	53,200	6,064,800

Capital Equipment - 5.51%
Caterpillar Inc.	132,400	9,773,768
Chicago Bridge & Iron Company N.V., NY Shares	213,350	8,495,597
Deere & Company	305,600	22,042,928
		40,312,293
Chemicals - Petroleum and Inorganic - 2.34%
Monsanto Company	135,600	17,145,264

Chemicals - Specialty - 1.62%
Air Products and Chemicals, Inc.	120,300	11,892,858

Communications Equipment - 0.61%
Nokia Corporation, Series A, ADR	182,100	4,461,450

Computers - Peripherals - 1.24%
Microsoft Corporation	330,050	9,089,577

Electrical Equipment - 1.12%
Emerson Electric Co.	165,600	8,188,920

Electronic Components - 1.27%
Microchip Technology Incorporated	304,350	9,281,153

Finance Companies - 0.76%
Capital One Financial Corporation	146,700	5,576,067

Food and Related - 1.22%
Wm. Wrigley Jr. Company	115,050	8,948,589

Health Care - Drugs - 4.09%
Abbott Laboratories	352,200	18,656,034
Merck & Co., Inc.	298,850	11,263,656
		29,919,690
Hospital Supply and Management - 1.14%
Medtronic, Inc.	161,000	8,331,750

Hotels and Gaming - 0.84%
Starwood Hotels & Resorts Worldwide, Inc.	154,300	6,182,801

Household - General Products - 3.99%
Colgate-Palmolive Company	260,650	18,010,915
Procter & Gamble Company (The)	183,900	11,182,959
		29,193,874
Insurance - Life - 1.39%
Aflac Incorporated	162,550	10,208,140

Insurance - Property and Casualty - 1.76%
ACE Limited	83,450	4,597,261
Allstate Corporation (The)	73,800	3,364,542
Travelers Companies, Inc. (The)	113,050	4,906,370
		12,868,173
Metal Fabrication - 2.19%
Lorillard, Inc.	231,950	16,041,662

Multiple Industry - 2.38%
Consolidated Communications Holdings, Inc.	414,150	6,174,976
General Electric Company	198,000	5,284,620
NuStar GP Holdings, LLC	273,750	5,932,163
		17,391,759
Non-Residential Construction - 3.76%
Fluor Corporation	147,850	27,511,928

Petroleum - Domestic - 1.55%
XTO Energy Inc.	165,500	11,338,405

Petroleum - International - 7.53%
Anadarko Petroleum Corporation	57,000	4,265,880
Apache Corporation	119,500	16,610,500
BP p.l.c., ADR	78,100	5,433,417
Exxon Mobil Corporation	255,450	22,512,808
Marathon Oil Corporation	121,500	6,302,205
		55,124,810
Petroleum - Services - 12.72%
Halliburton Company	210,000	11,144,700
National Oilwell Varco, Inc.*	169,900	15,073,528
Schlumberger Limited	255,650	27,464,480
Smith International, Inc.	164,600	13,684,844
Transocean Inc.	46,208	7,041,637
Weatherford International Ltd.*	330,800	16,404,372
Williams Pipeline Partners L.P.	134,600	2,323,196
		93,136,757
Railroad - 3.16%
Burlington Northern Santa Fe Corporation	85,500	8,540,595
Union Pacific Corporation	193,350	14,597,925
		23,138,520
Real Estate Investment Trust - 2.52%
Douglas Emmett, Inc.	294,550	6,471,263
ProLogis	85,050	4,622,468
Simon Property Group, Inc.	82,200	7,388,958
		18,482,689
Restaurants - 1.21%
McDonald's Corporation	157,650	8,863,083

Retail - General Merchandise - 1.24%
Nordstrom, Inc.	201,250	6,097,875
Target Corporation	64,200	2,984,658
		9,082,533
Security and Commodity Brokers - 5.33%
AllianceBernstein Holding L.P.	193,400	10,575,112
CME Group Inc.	42,700	16,362,213
J.P. Morgan Chase & Co.	352,932	12,109,097
		39,046,422
Steel - 1.39%
Nucor Corporation	136,000	10,155,120

Timesharing and Software - 0.66%
Visa Inc., Class A*	59,250	4,817,618

Tobacco - 2.21%
Philip Morris International Inc.*	327,900	16,194,981

Utilities - Electric - 2.73%
Dominion Resources, Inc.	165,700	7,869,093
NRG Energy, Inc.*	283,000	12,140,700
		20,009,793
Utilities - Gas and Pipeline - 1.77%
El Paso Pipeline Partners, L.P.	343,500	7,093,275
Enbridge Inc.	136,450	5,891,911
		12,985,186
Utilities - Telephone - 0.76%
Iowa Telecommunications Services, Inc.	315,700	5,559,477

TOTAL COMMON STOCKS - 91.06%		$666,727,722

(Cost: $536,003,118)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Abbott Laboratories,
2.17%, 7-23-08	$ 5,000	4,993,369
Archer Daniels Midland Company,
2.27%, 7-8-08	7,000	6,996,910
Avon Capital Corp. (Avon Products, Inc.),
2.14%, 7-11-08	5,000	4,997,028
Caterpillar Financial Services Corporation,
2.3%, 7-1-08	5,000	5,000,000
Coca-Cola Company (The),
2.15%, 7-10-08	9,000	8,995,163
Hershey Company (The),
2.02%, 7-7-08	10,000	9,996,633
Kellogg Co.,
2.95%, 7-2-08	1,209	1,208,901
Toyota Motor Credit Corporation,
2.2%, 7-1-08	3,000	3,000,000
United Technologies Corporation,
2.35%, 7-1-08	1,854	1,854,000
Walgreen Co.,
2.26%, 7-11-08	10,000	9,993,722
Wisconsin Electric Power Co.,
2.3%, 7-22-08	5,000	4,993,292

Total Commercial Paper - 8.47%		62,029,018

Municipal Obligations - Taxable - 0.28%
California
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997 (Taxable), (BP p.l.c.),
2.65%, 8-11-08	2,000	2,000,000

TOTAL SHORT-TERM SECURITIES - 8.75%		$64,029,018

(Cost: $64,029,018)

TOTAL INVESTMENT SECURITIES - 99.81%		$730,756,740

(Cost: $600,032,136)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.19%		1,373,413

NET ASSETS - 100.00%		$732,130,153

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to Financial Statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to Financial Statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      DIVIDEND OPPORTUNITIES FUND
      June 30, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities-at value (cost - $600,032) (Notes 1 and 3)	$730,757
Cash	5
Receivables:
Fund shares sold	1,587
Dividends and interest	1,257
Investment securities sold	237
Prepaid and other assets	44

Total assets	733,887

LIABILITIES
Payable to Fund shareholders	1,368
Accrued shareholder servicing (Note 2)	165
Accrued distribution and service fees (Note 2)	143
Accrued accounting services fee (Note 2)	17
Accrued management fee (Note 2)	14
Other	50

Total liabilities	1,757

Total net assets	$732,130

NET ASSETS
$0.001 par value capital stock:
Capital stock	$46
Additional paid-in capital	609,624
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	432
Accumulated undistributed net realized loss on investment transactions	(8,697)
Net unrealized appreciation in value of investments	130,725

Net assets applicable to outstanding units of capital	$732,130

Net asset value per share (net assets divided by shares outstanding):
Class A	$16.09
Class B	$15.95
Class C	$15.97
Class Y	$16.09
Capital shares outstanding:
Class A	41,485
Class B	1,867
Class C	1,396
Class Y	793
Capital shares authorized	330,000

See Notes to Financial Statements.

Statement of Operations
      DIVIDEND OPPORTUNITIES FUND
      For the Fiscal Year Ended June 30, 2008
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $71)	$11,217
Interest and amortization	2,198

Total income	13,415

Expenses (Note 2):
Investment management fee	4,894
Distribution and service fees:
Class A	1,562
Class B	314
Class C	239
Shareholder servicing:
Class A	1,433
Class B	120
Class C	80
Class Y	22
Accounting services fee	178
Custodian fees	19
Legal fees	19
Audit fees	10
Other	250

Total expenses	9,140

Net investment income	4,275

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(8,662)
Unrealized depreciation in value of investments during the period	(15,048)

Net loss on investments	(23,710)

Net decrease in net assets resulting from operations	$(19,435)

See Notes to Financial Statements.

Statement of Changes in Net Assets
      DIVIDEND OPPORTUNITIES FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2008	2007

INCREASE IN NET ASSETS
Operations:
Net investment income	$4,275	$5,716
Realized net gain (loss) on investments	(8,662)	10,995
Unrealized appreciation (depreciation)	(15,048)	66,067

Net increase (decrease) in net assets resulting from operations	(19,435)	82,778

Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	(4,025)	(5,388)
Class B	(57)	(65)
Class C	(49)	(64)
Class Y	(140)	(206)
Realized gains on investment transactions:
Class A	(8,976)	(6,753)
Class B	(473)	(382)
Class C	(350)	(314)
Class Y	(208)	(203)

	(14,278)	(13,375)

Capital share transactions (Note 5)	136,537	143,227

Total increase	102,824	212,630
NET ASSETS
Beginning of period	629,306	416,676

End of period	$732,130	$629,306

Accumulated undistributed net investment income	$432	$326

(1)See "Financial Highlights" on pages 21 - 24.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND OPPORTUNITIES FUND(1)
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended June 30,	For the period from 7-1-03(2) to
2008	2007	2006	2005	6-30-04

Net asset value, beginning of period	$16.79	$14.76	$12.51	$11.26	$10.00

Income (loss) from investment operations:
Net investment income	0.11	0.18	0.16	0.13	0.07
Net realized and unrealized gain (loss) on investments	(0.46)	2.27	2.25	1.28	1.25

Total from investment operations	(0.35)	2.45	2.41	1.41	1.32

Less distributions from:
Net investment income	(0.11)	(0.18)	(0.16)	(0.13)	(0.06)
Capital gains	(0.24)	(0.24)	(0.00)	(0.03)	(0.00)

Total distributions	(0.35)	(0.42)	(0.16)	(0.16)	(0.06)

Net asset value, end of period	$16.09	$16.79	$14.76	$12.51	$11.26

Total return(3)	-2.22%	16.87%	19.31%	12.59%	13.18%
Net assets, end of period (in millions)	$667	$559	$365	$228	$132
Ratio of expenses to average net assets including expense waiver	1.25%	1.25%	1.27%	1.32%	1.40%
Ratio of net investment income to average net assets including expense waiver	0.67%	1.18%	1.17%	1.20%	0.84%
Ratio of expenses to average net assets excluding expense waiver	1.25	%(4)	1.25	%(4)	1.27	%(4)	1.32	%(4)	1.41%
Ratio of net investment income to average net assets excluding expense waiver	0.67	%(4)	1.18	%(4)	1.17	%(4)	1.20	%(4)	0.83%
Portfolio turnover rate	29%	28%	15%	28%	27%

(1)Dividend Opportunities Fund (formerly Dividend Income Fund) changed its name and investment objective effective June 2, 2008.
(2)Commencement of operations of the class.
(3)Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND OPPORTUNITIES FUND(1)
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended June 30,	For the period from 7-1-03(2) to
2008	2007	2006	2005	6-30-04

Net asset value, beginning of period	$16.72	$14.71	$12.46	$11.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.04	0.03	0.03	(0.00)
Net realized and unrealized gain (loss) on investments	(0.46)	2.25	2.24	1.27	1.22

Total from investment operations	(0.50)	2.29	2.27	1.30	1.22

Less distributions from:
Net investment income	(0.03)	(0.04)	(0.02)	(0.03)	(0.00)
Capital gains	(0.24)	(0.24)	(0.00)	(0.03)	(0.00)

Total distributions	(0.27)	(0.28)	(0.02)	(0.06)	(0.00)

Net asset value, end of period	$15.95	$16.72	$14.71	$12.46	$11.22

Total return	-3.12%	15.72%	18.24%	11.57%	12.20%
Net assets, end of period (in millions)	$30	$31	$22	$16	$10
Ratio of expenses to average net assets including expense waiver	2.16%	2.19%	2.20%	2.26%	2.30%
Ratio of net investment income (loss) to average net assets including expense waiver	-0.21%	0.25%	0.22%	0.26%	-0.06%
Ratio of expenses to average net assets excluding expense waiver	2.16	%(3)	2.19	%(3)	2.20	%(3)	2.26	%(3)	2.31%
Ratio of net investment income (loss) to average net assets excluding expense waiver	-0.21	%(3)	0.25	%(3)	0.22	%(3)	0.26	%(3)	-0.07%
Portfolio turnover rate	29%	28%	15%	28%	27%

(1)Dividend Opportunities Fund (formerly Dividend Income Fund) changed its name and investment objective effective June 2, 2008.
(2)Commencement of operations of the class.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND OPPORTUNITIES FUND(1)
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended June 30,	For the period from 7-1-03(2) to
2008	2007	2006	2005	6-30-04

Net asset value, beginning of period	$16.73	$14.71	$12.47	$11.23	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.05	0.04	0.04	(0.00)
Net realized and unrealized gain (loss) on investments	(0.46)	2.26	2.23	1.26	1.23

Total from investment operations	(0.49)	2.31	2.27	1.30	1.23

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.03)	(0.03)	(0.00)
Capital gains	(0.24)	(0.24)	(0.00)	(0.03)	(0.00)

Total distributions	(0.27)	(0.29)	(0.03)	(0.06)	(0.00)

Net asset value, end of period	$15.97	$16.73	$14.71	$12.47	$11.23

Total return	-3.03%	15.85%	18.22%	11.59%	12.30%
Net assets, end of period (in millions)	$22	$24	$18	$11	$8
Ratio of expenses to average net assets including expense waiver	2.10%	2.12%	2.14%	2.19%	2.24%
Ratio of net investment income (loss) to average net assets including expense waiver	-0.15%	0.32%	0.29%	0.32%	-0.00%
Ratio of expenses to average net assets excluding expense waiver	2.10	%(3)	2.12	%(3)	2.14	%(3)	2.19	%(3)	2.25%
Ratio of net investment income (loss) to average net assets excluding expense waiver	-0.15	%(3)	0.32	%(3)	0.29	%(3)	0.32	%(3)	-0.01%
Portfolio turnover rate	29%	28%	15%	28%	27%

(1)Dividend Opportunities Fund (formerly Dividend Income Fund) changed its name and investment objective effective June 2, 2008.
(2)Commencement of operations of the class.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND OPPORTUNITIES FUND(1)
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended June 30,	For the period from 7-1-03(2) to
2008	2007	2006	2005	6-30-04

Net asset value, beginning of period	$16.79	$14.76	$12.51	$11.26	$10.00

Income (loss) from investment operations:
Net investment income	0.18	0.24	0.20	0.18	0.07
Net realized and unrealized gain (loss) on investments	(0.47)	2.27	2.25	1.28	1.28

Total from investment operations	(0.29)	2.51	2.45	1.46	1.35

Less distributions from:
Net investment income	(0.17)	(0.24)	(0.20)	(0.18)	(0.09)
Capital gains	(0.24)	(0.24)	(0.00)	(0.03)	(0.00)

Total distributions	(0.41)	(0.48)	(0.20)	(0.21)	(0.09)

Net asset value, end of period	$16.09	$16.79	$14.76	$12.51	$11.26

Total return	-1.90%	17.25%	19.71%	13.01%	13.58%
Net assets, end of period (in millions)	$13	$15	$12	$10	$8
Ratio of expenses to average net assets including expense waiver	0.91%	0.92%	0.94%	0.96%	1.01%
Ratio of net investment income to average net assets including expense waiver	1.05%	1.52%	1.49%	1.56%	1.03%
Ratio of expenses to average net assets excluding expense waiver	0.91	%(3)	0.92	%(3)	0.94	%(3)	0.96	%(3)	1.02%
Ratio of net investment income to average net assets excluding expense waiver	1.05	%(3)	1.52	%(3)	1.49	%(3)	1.56	%(3)	1.02%
Portfolio turnover rate	29%	28%	15%	28%	27%

(1)Dividend Opportunities Fund (formerly Dividend Income Fund) changed its name and investment objective effective June 2, 2008.
(2)Commencement of operations of the class.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Energy Fund

      June 30, 2008

Below, David P. Ginther, CPA, portfolio manager of Waddell & Reed Advisors Energy Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2008. He has managed the Fund since its inception and has 13 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data since inception. Source: Morningstar

The Fund rose 42.41 percent (Class A shares at net asset value) for the 12 months ended June 30, 2008. By comparison, the S&P 1500 Energy Sector Index (reflecting the performance of stocks that generally represent the energy market) rose 27.55 percent for the period, while the Lipper Natural Resources Funds Universe Average (reflecting the universe of funds with similar investment objectives) climbed 37.87 percent for the same period. Please note that the Fund returns include applicable fees and expenses, while index returns do not include any such fees.

Weak production, high prices

It was a successful year for the Fund. The energy sector performed well because oil prices nearly doubled from approximately $71 per barrel in July 2007 to more than $140 in June 2008, driven by weak growth in supply and strong demand. Oil production disappointed in countries outside OPEC, including Mexico, Russia and the North Sea. The weak production was reflected in inventories, which fell during fall 2007 and late spring 2008, pushing oil prices higher.

Another factor was geopolitical tension. Throughout the year, the oil markets were fueled by violence in Iraq and Nigeria and the threat of war with Iran. In spite of the rising prices, demand for oil remained strong. Demand growth was led by emerging-market countries and regions including China, the Middle East and India.

Natural gas prices also doubled, rising from $6.24 per thousand cubic feet at the beginning of July 2007 to more than $13 at the end of June 2008. It was the highest level since late 2005, after hurricanes hit Louisiana and Texas. Strong demand combined with modest imports of liquefied natural gas drove prices higher.

The Fund capitalized on price increases in oil and natural gas by investing in companies that benefit not only from higher energy prices but also increased activity caused by higher prices. In particular, the Fund was overweight oilfield equipment and services, which was one of the best-performing sectors within energy. These companies don't produce oil, but they sell the services and equipment needed to extract oil to the major oil companies. The high prices led to higher demand for oilfield services and equipment.

Demand for off-shore equipment

Some of the best-performing oilfield services stocks in the Fund provide equipment used in the development of offshore oil and gas fields. We believe they will continue to benefit from the secular trend toward more offshore developments in the Gulf of Mexico, West Africa and offshore Brazil - which produced the biggest oil discovery of the year. The companies that own acreage in offshore Brazil performed very well.

Developing energy resources in places like that requires new infrastructure. The engineering and construction firms that build the infrastructure also posted strong stock returns. For the past few years, such companies have benefited from high activity levels in the oil and gas industry. The high levels of activity have been driven by rising energy prices, which help energy producers who pay for the infrastructure.

The Fund has a large position in energy producers, especially natural gas exploration and production (E&P) companies. These firms benefited not only from higher prices, but also from rising production. The production increase was driven by growth in unconventional onshore natural gas fields, including the Barnett shale in Texas and the Fayetteville shale in Arkansas. Additional growth is likely from other new discoveries, including large gas reserves in the Haynesville shale in Louisiana, the Marcellus shale in Pennsylvania and the Muskwa shale in British Columbia. Stock prices increased for companies with acreage in these areas.

Top 10 Equity Holdings June 30, 2008
Company	Sector
National Oilwell Varco, Inc.
Halliburton Company
Schlumberger Limited
Weatherford International Ltd.
Continental Resources, Inc.
Southwestern Energy Company
Apache Corporation
Nabors Industries Ltd.
Exxon Mobil Corporation
Cameron International Corporation
Energy Energy Energy Energy Energy Utilities Energy Energy Energy Capital Goods

June 30, 2007
Company	Sector
National Oilwell Varco, Inc.
Schlumberger Limited
Exxon Mobil Corporation
Baker Hughes Incorporated
First Solar, Inc.
Cameron International Corporation
Weatherford International Ltd.
Apache Corporation
Nabors Industries Ltd.
Newfield Exploration Company
Energy Energy Energy Energy Capital Goods Capital Goods Energy Energy Energy Energy

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

The Fund's investment in oilfield services companies and E&P firms reflects the focus on long-term opportunities. For years to come, we feel that enormous investments will be made to maintain oil production at current levels. Because of the lack of supply growth, oil prices are likely to continue to rise, in our opinion. This should benefit oil producers, and we believe that price increases likely will drive adoption of alternative energy sources. Natural gas is one of the primary alternatives because it is more abundant than oil, and natural gas resources are located in the U.S. There are additional areas beyond natural gas that we feel will benefit from the transition away from oil. Focusing on the long-term opportunities will help us identify what we feel are the best alternatives.

Our outlook

Rising energy prices were the key driver for the stocks of oilfield services companies and E&P companies. We feel the fundamental driver of rising oil prices was the lack of supply. Looking ahead, the supply situation is unlikely to improve, in our view. Supply additions should be limited, and production from existing fields declines with age. We believe this trend should continue.

While supply growth is unlikely, we think the resulting high prices are likely to impact demand. We already see U.S. demand for gasoline declining, though demand outside the U.S. has not yet been affected. However, strong demand outside the U.S. could weaken because of the reduction in subsidies. Gasoline and diesel prices in many developing countries are subsidized, but because of the sharp rise in oil prices in the second quarter, these governments - notably China and India - were forced to reduce subsidies. The impact of the reduction in subsidies is one of the keys we will watch in the upcoming fiscal year.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends.  One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Energy Fund:
Class A Shares(1)(2)	$16,711
Class B Shares(2)	$17,320
Class C Shares(2)	$17,430
Class Y Shares(2)	$17,930
S&P 1500 Energy Sector Index	$17,546
Lipper Natural Resources Funds Universe Average	$18,004

		W&R ADVISORS ENERGY FUND, CLASS A SHARES	W&R ADVISORS ENERGY FUND, CLASS B SHARES	W&R ADVISORS ENERGY FUND, CLASS C SHARES	W&R ADVISORS ENERGY FUND, CLASS Y SHARES	S&P 1500 ENERGY SECTOR INDEX	LIPPER NATURAL RESOURCES FUNDS UNIVERSE AVERAGE

Inception 3/1/06		9,425	10,000	10,000	10,000	10,000	10,000
JUNE	2006	9,830	10,390	10,410	10,440	10,878	10,894
JUNE	2007	11,734	12,280	12,340	12,530	13,756	13,059
JUNE	2008	16,711	17,320	17,430	17,930	17,546	18,004

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-08	34.22%	37.04%	41.25%	43.10%
5-year period ended 6-30-08	–	–	–	–
10-year period ended 6-30-08	–	–	–	–
Since inception of Class(4) through 6-30-08	24.60%	25.59%	26.87%	28.42%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)3-1-06 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF ENERGY FUND

Portfolio Highlights

On June 30, 2008, Waddell & Reed Advisors Energy Fund had net assets totaling $314,182,454 invested in a diversified portfolio of:

80.16%	Domestic Common Stocks
14.02%	Foreign Common Stocks
5.82%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2008, your Fund was invested by industry and geographic region, respectively, as follows:

Energy Stocks	$66.41
Capital Goods Stocks	$11.22
Utilities Stocks	$8.50
Cash and Cash Equivalents	$5.82
Business Equipment and Services Stocks	$4.55
Miscellaneous Stocks(1)	$3.50

(1)Includes $1.69 Raw Materials Stocks and $1.81 Technology Stocks.

Country Weightings
United States	$80.16
Cash and Cash Equivalents	$5.82
Canada	$4.83
Europe(1)	$4.66
Bahamas/Caribbean(2)	$2.71
Other(3)	$1.82

(1)Includes $0.62 France, $1.24 Luxembourg, $1.48 Netherlands and $1.32 United Kingdom.

(2)Includes $2.31 Bermuda and $0.40 Cayman Islands.

(3)Includes $0.77 Pacific Basin and $1.05 South America.

The Investments of Energy Fund
June 30, 2008
COMMON STOCKS	Shares	Value

Business Equipment and Services - 4.55%
Bucyrus International, Inc., Class A	60,250	$4,396,744
EnergySolutions, Inc.	131,600	2,941,260
IntercontinentalExchange, Inc.*	31,550	3,596,700
Jacobs Engineering Group Inc.*	41,500	3,349,050
		14,283,754
Capital Equipment - 6.40%
Cameron International Corporation*	124,950	6,915,982
Chicago Bridge & Iron Company N.V., NY Shares	116,500	4,639,030
NATCO Group Inc., Class A*	56,600	3,086,398
Shaw Group Inc. (The)*	37,800	2,335,662
SunPower Corporation, Class A*	25,850	1,857,581
Suntech Power Holdings Co., Ltd., ADR*	33,850	1,268,021
		20,102,674
Coal - 4.56%
Arch Coal, Inc.	50,650	3,800,270
CONSOL Energy Inc.	28,000	3,146,360
Foundation Coal Holdings, Inc.	31,450	2,785,841
Peabody Energy Corporation	52,350	4,609,418
		14,341,889
Electrical Equipment - 2.07%
First Solar, Inc.*	23,800	6,491,688

Electronic Instruments - 1.81%
Applied Materials, Inc.	174,250	3,327,304
Energy Conversion Devices, Inc.*	32,050	2,359,521
		5,686,825
Mining - 0.46%
Cameco Corporation	33,700	1,444,719

Non-Residential Construction - 2.75%
Fluor Corporation	35,950	6,689,576
Technip SA, ADR	21,000	1,941,450
		8,631,026
Petroleum - Canada - 0.84%
Suncor Energy Inc.	45,300	2,632,836

Petroleum - Domestic - 7.36%
Continental Resources, Inc.*	121,350	8,411,982
SandRidge Energy, Inc.*	80,400	5,192,232
Sunoco, Inc.	35,300	1,436,357
Valero Energy Corporation	56,200	2,314,316
XTO Energy Inc.	84,025	5,756,553
		23,111,440
Petroleum - International - 25.09%
Anadarko Petroleum Corporation	36,850	2,757,854
Apache Corporation	54,650	7,596,350
BP p.l.c., ADR	59,900	4,167,243
CNOOC Limited, ADR	13,900	2,412,206
ConocoPhillips	54,050	5,101,779
Devon Energy Corporation	53,850	6,470,616
ENSCO International Incorporated	42,250	3,411,265
EOG Resources, Inc.	47,300	6,205,760
Exxon Mobil Corporation	80,350	7,081,245
Hess Corporation	27,250	3,438,677
Marathon Oil Corporation	53,550	2,777,638
Newfield Exploration Company*	84,100	5,487,525
Noble Energy, Inc.	60,150	6,048,684
Occidental Petroleum Corporation	54,950	4,937,807
Petroleo Brasileiro S.A. - Petrobras, ADR	46,750	3,311,303
Talisman Energy Inc.	144,050	3,187,827
Ultra Petroleum Corp.*	45,300	4,448,460
		78,842,239
Petroleum - Services - 28.56%
BJ Services Company	152,800	4,880,432
Baker Hughes Incorporated	44,800	3,912,832
CVR Energy, Inc.*	102,250	1,968,312
Complete Production Services, Inc.*	189,200	6,890,664
FMC Technologies, Inc.*	24,250	1,865,552
Halliburton Company	179,900	9,547,293
Helix Energy Solutions Group, Inc.*	97,700	4,068,228
Helmerich & Payne, Inc.	73,450	5,289,869
Nabors Industries Ltd.*	147,450	7,258,964
National Oilwell Varco, Inc.*	124,400	11,036,768
Patterson-UTI Energy, Inc.	97,750	3,527,798
Schlumberger Limited	87,600	9,410,868
Smith International, Inc.	81,350	6,763,439
Transocean Inc.	23,752	3,619,567
Weatherford International Ltd.*	169,800	8,420,382
Williams Pipeline Partners L.P.	73,950	1,276,377
		89,737,345
Steel - 1.23%
Tenaris S.A., ADR	52,100	3,881,450

Utilities - Electric - 4.27%
Entergy Corporation	34,800	4,192,704
Exelon Corporation	44,300	3,985,228
Mirant Corporation*	60,800	2,380,320
NRG Energy, Inc.*	66,800	2,865,720
		13,423,972
Utilities - Gas and Pipeline - 4.23%
El Paso Pipeline Partners, L.P.	98,950	2,043,317
Enbridge Inc.	80,000	3,454,400
Southwestern Energy Company*	163,450	7,781,855
		13,279,572

TOTAL COMMON STOCKS - 94.18%		$295,891,429

(Cost: $195,013,394)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Bemis Company, Inc.,
2.4%, 7-14-08	$3,000	2,997,400
Coca-Cola Company (The),
2.03%, 7-8-08	3,000	2,998,816
Kimberly-Clark Worldwide Inc.,
2.24%, 7-28-08	2,000	1,996,640
PepsiCo, Inc.,
2.19%, 7-2-08	5,000	4,999,696
United Technologies Corporation,
2.35%, 7-1-08	914	914,000
Wal-Mart Stores, Inc.,
2.16%, 7-14-08	3,000	2,997,660

TOTAL SHORT-TERM SECURITIES - 5.38%		$16,904,212

(Cost: $16,904,212)

TOTAL INVESTMENT SECURITIES - 99.56%		$312,795,641

(Cost: $211,917,606)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.44%		1,386,813

NET ASSETS - 100.00%		$314,182,454

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to Financial Statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to Financial Statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      ENERGY FUND
      June 30, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $211,918) (Notes 1 and 3)	$312,796
Cash	15
Receivables:
Fund shares sold	1,901
Investment securities sold	130
Dividends and interest	93
Prepaid and other assets	28

Total assets	314,963

LIABILITIES
Payable to Fund shareholders	618
Accrued shareholder servicing (Note 2)	77
Accrued distribution and service fees (Note 2)	60
Accrued accounting services fee (Note 2)	8
Accrued management fee (Note 2)	7
Other	11

Total liabilities	781

Total net assets	$314,182

NET ASSETS
$0.001 par value capital stock:
Capital stock	$18
Additional paid-in capital	209,426
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(3)
Accumulated undistributed net realized gain on investment transactions	3,863
Net unrealized appreciation in value of investments	100,878

Net assets applicable to outstanding units of capital	$314,182

Net asset value per share (net assets divided by shares outstanding):
Class A	$17.73
Class B	$17.32
Class C	$17.43
Class Y	$17.93
Capital shares outstanding:
Class A	16,407
Class B	643
Class C	548
Class Y	148
Capital shares authorized	330,000

See Notes to Financial Statements.

Statement of Operations
      ENERGY FUND
      For the Fiscal Year Ended June 30, 2008
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $32)	$1,356
Interest and amortization	601

Total income	1,957

Expenses (Note 2):
Investment management fee	1,770
Shareholder servicing:
Class A	642
Class B	40
Class C	27
Class Y	3
Distribution and service fees:
Class A	482
Class B	77
Class C	75
Accounting services fee	81
Registration fees	61
Audit fees	11
Custodian fees	9
Legal fee	6
Other	51

Total expenses	3,335

Net investment loss	(1,378)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	6,196
Unrealized appreciation in value of investments during the period	72,744

Net gain on investments	78,940

Net increase in net assets resulting from operations	$77,562

See Notes to Financial Statements.

Statement of Changes in Net Assets
      ENERGY FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2008	2007

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(1,378)	$(614)
Realized net gain (loss) on investments	6,196	(905)
Unrealized appreciation	72,744	25,425

Net increase in net assets resulting from operations	77,562	23,906

Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	(––)	(––)
Class B	(––)	(––)
Class C	(––)	(––)
Class Y	(––)	(––)
Realized gains on investment transactions:
Class A	(––)	(––)
Class B	(––)	(––)
Class C	(––)	(––)
Class Y	(––)	(––)

	(––)	(––)

Capital share transactions (Note 5)	87,534	8,617

Total increase	165,096	32,523
NET ASSETS
Beginning of period	149,086	116,563

End of period	$314,182	$149,086

Accumulated undistributed net investment income (loss)	$(3)	$––

(1)See "Financial Highlights" on pages 36 - 39.

See Notes to Financial Statements.

Financial Highlights
      ENERGY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the period from 3-1-06(1) to
	2008	2007	6-30-06

Net asset value, beginning of period	$12.45	$10.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.04)	0.00
Net realized and unrealized gain on investments	5.35	2.06	0.43

Total from investment operations	5.28	2.02	0.43

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$17.73	$12.45	$10.43

Total return(2)	42.41%	19.37%	4.30%
Net assets, end of period (in millions)	$291	$136	$105
Ratio of expenses to average net assets	1.54%	1.74%	1.86	%(3)
Ratio of net investment income (loss) to average net assets	-0.60%	-0.42%	0.00	%(3)
Portfolio turnover rate	12%	19%	4%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      ENERGY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the period from 3-1-06(1) to
	2008	2007	6-30-06

Net asset value, beginning of period	$12.28	$10.39	$10.00

Income (loss) from investment operations:
Net investment loss	(0.16)	(0.14)	(0.03)
Net realized and unrealized gain on investments	5.20	2.03	0.42

Total from investment operations	5.04	1.89	0.39

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$17.32	$12.28	$10.39

Total return	41.04%	18.19%	3.90%
Net assets, end of period (in millions)	$11	$6	$5
Ratio of expenses to average net assets	2.48%	2.72%	2.78	%(2)
Ratio of net investment loss to average net assets	-1.53%	-1.41%	-0.92	%(2)
Portfolio turnover rate	12%	19%	4%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      ENERGY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the period from 3-1-06(1) to
	2008	2007	6-30-06

Net asset value, beginning of period	$12.34	$10.41	$10.00

Income (loss) from investment operations:
Net investment loss	(0.18)	(0.14)	(0.02)
Net realized and unrealized gain on investments	5.27	2.07	0.43

Total from investment operations	5.09	1.93	0.41

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$17.43	$12.34	$10.41

Total return	41.25%	18.54%	4.10%
Net assets, end of period (in millions)	$10	$6	$6
Ratio of expenses to average net assets	2.32%	2.51%	2.58	%(2)
Ratio of net investment loss to average net assets	-1.38%	-1.19%	-0.73	%(2)
Portfolio turnover rate	12%	19%	4%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      ENERGY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,		For the period from 3-1-06(1) to
	2008	2007	6-30-06

Net asset value, beginning of period
Income (loss) from investment operations:	$12.53	$10.44	$10.00

Net investment income (loss)	(0.04)	0.00	0.01
Net realized and unrealized gain on investments	5.44	2.09	0.43

Total from investment operations	5.40	2.09	0.44

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$17.93	$12.53	$10.44

Total return	43.10%	20.02%	4.40%
Net assets, end of period (in millions)	$2	$1	$1
Ratio of expenses to average net assets	1.12%	1.21%	1.46	%(2)
Ratio of net investment income (loss) to average net assets	-0.17%	0.07%	0.29	%(2)
Portfolio turnover rate	12%	19%	4%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Value Fund

      June 30, 2008

Below, Matthew T. Norris, CFA, portfolio manager of Waddell & Reed Advisors Value Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2008. He has managed the Fund for five years and has 16 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
X			LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund fell 17.35 percent (Class A shares at net asset value) for the 12 months ended June 30, 2008. By comparison, the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market) decreased 18.79 percent during the period, and the Lipper Large-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) declined 17.16 percent. Please note that the Fund returns include applicable fees and expenses, while index returns do not include any such fees.

Energy a bright spot; most sectors were weak

The domestic economy took a rather dramatic and downside path over the past fiscal year. This negative effect, combined with high energy prices and weak lending markets, led the broader markets to a significant fall. Meanwhile, the continued rise in oil prices during the year helped energy stocks lead the market, given that much of the demand for energy is coming from outside the U.S. borders and thus is unaffected by our economic weakness. Transportation and utilities were the only other sectors to show a positive return over the past 12 months.

The Fund's performance was driven by individual stock selection, with a positive effect in many sectors, but with a sharply negative effect in a few. Financial stocks were especially weak, as were some health care stocks. Some of our largest holdings a year ago were financial services firms that faced substantial mortgage and credit write-offs as the fiscal year progressed, and this sector's returns were sharply negative for the period. In fact, 13 of the Fund's 15 worst performers for the fiscal year were financial stocks, including the Federal National Mortgage Association (Fannie Mae), Bear Stearns Companies Inc. (The) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

During the fiscal year we derived performance strength from energy, technology and capital goods stocks, and this helped us preserve slightly more capital than our benchmark. Oil giant Chevron Corporation was the biggest positive contributor for the fiscal year. Overall, our energy, materials and industrial sector selections provided positive returns that helped us in comparison to our benchmark for the fiscal year. Non-energy contributors included rail giant Union Pacific Corporation, steel company Nucor Corporation and mining company Freeport-McMoRan Copper & Gold Inc., Class B.

Our outlook

Lately, we have been overweight the health care, insurance, consumer staples and technology sectors, while we have been underweight the financial services, retail and media sectors. We do not foresee rapid changes in sector positioning, as our sector weightings are driven by individual stock selection, not a top-down macro call. Thus, as we find new ideas or sell existing positions, the sector weightings will change to reflect our viewpoint of individual investments. We feel that financial stocks currently exhibit attractive valuation characteristics, but the business fundamentals are not yet showing stabilization. Somewhere in front of us we do foresee opportunities in some of the more beaten-down sectors.

We continue to pursue a strategy of buying what we feel are inexpensive stocks, while diversifying our picks among economic sectors in an effort to best reduce long-term volatility. Our focus is on high, free cash flow-yielding industrial companies and low price-to-book ratios for financial companies.

Top 10 Equity Holdings June 30, 2008
Company	Sector

Chevron Corporation
McKesson Corporation
Mirant Corporation
Verizon Communications Inc.
Raytheon Company
Hewlett-Packard Company
ConocoPhillips
Exxon Mobil Corporation
Travelers Companies, Inc. (The)
Union Pacific Corporation
Energy Health Care Utilities Utilities Technology Technology Energy Energy Financial Services Transportation

June 30, 2007
Company	Sector

Exxon Mobil Corporation
Hewlett-Packard Company
J.P. Morgan Chase & Co.
Bank of America Corporation
Altria Group, Inc.
Chevron Corporation
Travelers Companies, Inc. (The)
Unum Group
Citigroup Inc.
Raytheon Company
Energy Technology Financial Services Financial Services Multi-Industry Energy Financial Services Financial Services Financial Services Technology

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund's manager, undervalued. The value of a security believed by the Fund's manager to be undervalued may never reach what the manager believes to be its full value, or such security's value may decrease. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Value Fund:
Class A Shares(1)(2)	$13,307
Class B Shares(2)	$13,139
Class C Shares(2)	$13,218
Class Y Shares(2)	$14,576
Russell 1000 Value Index(3)	$13,636
Lipper Large-Cap Value Funds Universe Average(3)	$12,671

		W&R ADVISORS VALUE FUND, CLASS A SHARES	W&R ADVISORS VALUE FUND, CLASS B SHARES	W&R ADVISORS VALUE FUND, CLASS C SHARES	W&R ADVISORS VALUE FUND, CLASS Y SHARES	RUSSELL 1000 VALUE INDEX	LIPPER LARGE-CAP VALUE FUNDS UNIVERSE AVERAGE

12/15/00		9,425	10,000	10,000	10,000
DEC	2000	9,453	10,030	10,030	10,040	10,000	10,000
JUNE	2001	10,198	10,770	10,770	10,840	9,869	10,011
JUNE	2002	9,352	9,780	9,810	9,989	8,988	8,909
JUNE	2003	9,284	9,600	9,640	9,952	8,895	8,731
JUNE	2004	11,237	11,520	11,570	12,115	10,776	10,444
JUNE	2005	12,438	12,620	12,690	13,467	12,289	11,436
JUNE	2006	13,109	13,177	13,264	14,253	13,774	12,653
JUNE	2007	16,100	16,043	16,142	17,570	16,791	15,296
JUNE	2008	13,307	13,139	13,218	14,576	13,636	12,671

		Advisors Value fund starts at fund inception date. Due to information not being available, Russell 1000 Value Index and Lipper Category begins at the month end following the fund inception date.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(3)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of January 1, 2001.

Average Annual Total Return(4)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-08	-22.10%	-21.13%	-18.11%	-17.04%
5-year period ended 6-30-08	6.20%	6.32%	6.52%	7.93%
10-year period ended 6-30-08	––	––	––	––
Since inception of Class(5) through 6-30-08	3.86%	3.68%	3.77%	5.12%

(4)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(5)12-15-00 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF VALUE FUND

Portfolio Highlights

On June 30, 2008, Waddell & Reed Advisors Value Fund had net assets totaling $434,336,528 invested in a diversified portfolio of:

92.30%	Domestic Common Stocks
4.24%	Foreign Common Stocks
3.46%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2008, your Fund owned:

Energy Stocks	$19.22
Financial Services Stocks	$17.94
Technology Stocks	$14.12
Utilities Stocks	$10.88
Health Care Stocks	$9.29
Consumer Nondurables Stocks	$7.93
Capital Goods Stocks	$4.74
Miscellaneous Stocks (1)	$4.45
Cash and Cash Equivalents	$3.46
Raw Materials Stocks	$2.97
Transportation Stocks	$2.97
Business Equipment and Services Stocks	$2.03

(1)Includes $1.33 Multi-Industry Stocks, $1.86 Retail Stocks and $1.26 Shelter Stocks.

The Investments of Value Fund
June 30, 2008
COMMON STOCKS	Shares	Value

Aircraft - 5.01%
Lockheed Martin Corporation	55,700	$5,495,362
Raytheon Company	288,900	16,259,292
		21,754,654
Banks - 4.14%
Bank of America Corporation	482,570	11,518,946
SunTrust Banks, Inc. (A)	35,700	1,293,054
Synovus Financial Corp.	238,500	2,082,105
Zions Bancorporation	98,400	3,104,520
		17,998,625
Beverages - 0.47%
Molson Coors Brewing Company, Class B (A)	37,700	2,048,241

Business Equipment and Services - 2.03%
Office Depot, Inc.*	189,000	2,067,660
Waste Management, Inc.	178,800	6,742,548
		8,810,208
Capital Equipment - 2.79%
Chicago Bridge & Iron Company N.V., NY Shares	68,800	2,739,616
Illinois Tool Works Inc.	197,700	9,392,727
		12,132,343
Communications Equipment - 1.90%
Nokia Corporation, Series A, ADR	336,800	8,251,600

Computers - Main and Mini - 7.21%
Hewlett-Packard Company	332,400	14,695,404
International Business Machines Corporation	92,000	10,904,760
Xerox Corporation	420,200	5,697,912
		31,298,076
Containers - 1.06%
Pactiv Corporation*	217,200	4,611,156

Finance Companies - 3.79%
Blackstone Group L.P. (The)	125,100	2,278,071
Capital One Financial Corporation	231,600	8,803,116
Discover Financial Services	134,050	1,765,439
Fannie Mae	184,400	3,597,644
		16,444,270
Food and Related - 3.56%
General Mills, Inc.	132,300	8,039,871
Kraft Foods Inc.	261,604	7,442,634
		15,482,505
Health Care - Drugs - 5.41%
Endo Pharmaceuticals Holdings Inc.*	182,600	4,418,920
McKesson Corporation	341,200	19,076,492
		23,495,412
Health Care - General - 2.70%
AmerisourceBergen Corporation	293,300	11,729,067

Hospital Supply and Management - 1.18%
Coventry Health Care, Inc.*	168,000	5,110,560

Insurance - Property and Casualty - 7.22%
Aetna Inc.	111,300	4,510,989
Allstate Corporation (The) (A)	139,900	6,378,041
Everest Re Group, Ltd. (A)	55,200	4,399,992
Travelers Companies, Inc. (The)	299,683	13,006,242
XL Capital Ltd, Class A	148,400	3,051,104
		31,346,368
Metal Fabrication - 1.95%
Lorillard, Inc.	122,600	8,479,016

Mining - 1.44%
Freeport-McMoRan Copper & Gold Inc., Class B	53,400	6,257,946

Multiple Industry - 1.33%
Altria Group, Inc.	281,900	5,795,864

Petroleum - International - 19.22%
Apache Corporation	59,000	8,201,000
Chevron Corporation	232,000	22,998,160
ConocoPhillips	144,400	13,629,916
Devon Energy Corporation	85,300	10,249,648
Exxon Mobil Corporation	151,400	13,342,882
Marathon Oil Corporation	173,600	9,004,632
Occidental Petroleum Corporation	67,200	6,038,592
		83,464,830
Railroad - 2.97%
Union Pacific Corporation (A)	171,000	12,910,500

Real Estate Investment Trust - 1.26%
Annaly Capital Management, Inc.	352,900	5,473,479

Retail - General Merchandise - 1.56%
Macy's Inc. (A)	349,900	6,795,058

Retail - Specialty Stores - 0.30%
Home Depot, Inc. (The)	54,800	1,283,416

Security and Commodity Brokers - 2.79%
J.P. Morgan Chase & Co.	248,456	8,524,525
Morgan Stanley	100,100	3,610,607
		12,135,132
Steel - 1.53%
Nucor Corporation (A)	89,000	6,645,630

Tobacco - 2.84%
Philip Morris International Inc.*	249,600	12,327,744

Utilities - Electric - 6.74%
Mirant Corporation*	486,600	19,050,390
NRG Energy, Inc.*	238,200	10,218,780
		29,269,170
Utilities - Telephone - 4.14%
Sprint Nextel Corporation	151,500	1,439,250
Verizon Communications Inc.	467,300	16,542,420
		17,981,670

TOTAL COMMON STOCKS - 96.54%		$419,332,540

(Cost: $388,199,360)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Abbott Laboratories,
2.2%, 7-7-08	$2,000	1,999,267
Anheuser-Busch Companies, Inc.,
2.3%, 7-1-08	5,849	5,849,000
Emerson Electric Co.,
2.16%, 7-7-08	5,000	4,998,200
Nestle Finance International Ltd.,
2.17%, 7-15-08	2,000	1,998,312

TOTAL SHORT-TERM SECURITIES - 3.42%		$14,844,779

(Cost: $14,844,779)

TOTAL INVESTMENT SECURITIES - 99.96%		$434,177,319

(Cost: $403,044,139)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.04%		159,209

NET ASSETS - 100.00%		$434,336,528

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Securities serve as cover or partial cover for the following written options outstanding at June 30, 2008. (See Note 6 to Financial Statements.):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Nucor Corporation	890	July/95	$95,514	$8,900
Union Pacific Railroad	1,710	July/80	154,754	128,250

			$250,268	$137,150

Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

Allstate Corporation (The):	471	January/40	$42,625	$79,128
	471	January/45	89,781	178,980
	490	July/42.5	31,276	14,700
	471	October/40	18,369	47,100
	471	October/45	52,752	124,815
Everest Re Group, Ltd.	261	July/80	25,828	51,156
Macy's Inc.	857	August/17.5	45,421	72,845
Molson Coors Brewing Company, Class B:	205	August/50	14,965	19,987
	205	January/50	53,710	58,425
	205	October/50	34,235	46,125
SunTrust Banks, Inc.	357	July/42.5	27,168	241,939

			$436,130	$935,200

See Note 1 to Financial Statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to Financial Statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      VALUE FUND
      June 30, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $403,044) (Notes 1 and 3)	$434,177
Cash	50
Receivables:
Investment securities sold	1,717
Dividends and interest	809
Fund shares sold	528
Prepaid and other assets	32

Total assets	437,313

LIABILITIES
Payable to Fund shareholders	1,140
Outstanding written options - at value (premium received - $686) (Note 6)	1,072
Payable for investment securities purchased	468
Accrued shareholder servicing (Note 2)	144
Accrued distribution and service fee (Note 2)	80
Accrued accounting services fee (Note 2)	11
Accrued management fee (Note 2)	8
Other	53

Total liabilities	2,976

Total net assets	$434,337

NET ASSETS
$0.001 par value capital stock:
Capital stock	$39
Additional paid-in capital	413,107
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1,956
Accumulated undistributed net realized loss on investment transactions	(11,512)
Net unrealized appreciation in value of investments	30,747

Net assets applicable to outstanding units of capital	$434,337

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.09
Class B	$10.74
Class C	$10.81
Class Y	$11.11
Capital shares outstanding:
Class A	32,874
Class B	2,945
Class C	1,204
Class Y	2,270
Capital shares authorized	340,000

See Notes to Financial Statements.

Statement of Operations
      VALUE FUND
      For the Fiscal Year Ended June 30, 2008
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $69)	$10,914
Interest and amortization	546

Total income	11,460

Expenses (Note 2):
Investment management fee	3,723
Distribution and service fees:
Class A	1,107
Class B	415
Class C	174
Shareholder servicing:
Class A	1,353
Class B	193
Class C	77
Class Y	46
Accounting services fee	147
Custodian fees	22
Audit fees	16
Legal fees	13
Other	229

Total	7,515
Less waiver of investment management fee (Notes 2 and 8)	(53)

Total expenses	7,462

Net investment income	3,998

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	13,255
Realized net loss on written options	(2,555)

Realized net gain on investments	10,700

Unrealized depreciation in value of securities during the period	(112,978)
Unrealized depreciation in value of written options during the period	(641)

Unrealized depreciation in value of investments during the period	(113,619)

Net loss on investments	(102,919)

Net decrease in net assets resulting from operations	$(98,921)

See Notes to Financial Statements.

Statement of Changes in Net Assets
      VALUE FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2008	2007

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,998	$4,743
Realized net gain on investments	10,700	26,956
Unrealized appreciation (depreciation)	(113,619)	84,763

Net increase (decrease) in net assets resulting from operations	(98,921)	116,462

Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	(4,442)	(3,103)
Class B	(36)	(––)
Class C	(17)	(––)
Class Y	(414)	(374)
Realized gains on investment transactions:
Class A	(33,800)	(29,437)
Class B	(3,354)	(3,217)
Class C	(1,376)	(1,374)
Class Y	(2,236)	(2,188)

	(45,675)	(39,693)

Capital share transactions (Note 5)	(46,123)	15,550

Total increase (decrease)	(190,719)	92,319
NET ASSETS
Beginning of period	625,056	532,737

End of period	$434,337	$625,056

Accumulated undistributed net investment income	$1,956	$2,867

(1)See "Financial Highlights" on pages 52 - 55.

See Notes to Financial Statements.

Financial Highlights
      VALUE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$14.64	$12.80	$12.94		$11.77		$9.77

Income (loss) from investment operations:
Net investment income	0.12	0.13	0.11		0.14		0.06
Net realized and unrealized gain (loss) on investments	(2.51)	2.71	0.58		1.12		1.99

Total from investment operations	(2.39)	2.84	0.69		1.26		2.05

Less distributions from:
Net investment income	(0.13)	(0.10)	(0.15)		(0.09)		(0.05)
Capital gains	(1.03)	(0.90)	(0.68)		(0.00)		(0.00)

Total distributions	(1.16)	(1.00)	(0.83)		(0.09)		(0.05)

Net asset value, end of period	$11.09	$14.64	$12.80		$12.94		$11.77

Total return(1)	-17.35%	22.82%	5.40%		10.69%		21.04%
Net assets, end of period (in millions)	$364	$514	$435		$501		$402
Ratio of expenses to average net assets including expense waiver	1.33%	1.31%	1.34%		1.34%		1.40%
Ratio of net investment income to average net assets including expense waiver	0.83%	0.91%	0.78%		1.18%		0.60%
Ratio of expenses to average net assets excluding expense waiver	1.34%	1.32%	1.34	%(2)	1.34	%(2)	1.40	%(2)
Ratio of net investment income to average net assets excluding expense waiver	0.82%	0.90%	0.78	%(2)	1.18	%(2)	0.60	%(2)
Portfolio turnover rate	52%	38%	67%		46%		92%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      VALUE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$14.21	$12.47	$12.62		$11.52		$9.60

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)	(0.03)		0.03		(0.03)
Net realized and unrealized gain (loss) on investments	(2.39)	2.65	0.58		1.07		1.95

Total from investment operations	(2.43)	2.64	0.55		1.10		1.92

Less distributions from:
Net investment income	(0.01)	(0.00)	(0.02)		(0.00)		(0.00)
Capital gains	(1.03)	(0.90)	(0.68)		(0.00)		(0.00)

Total distributions	(1.04)	(0.90)	(0.70)		(0.00)		(0.00)

Net asset value, end of period	$10.74	$14.21	$12.47		$12.62		$11.52

Total return	-18.10%	21.75%	4.41%		9.55%		20.00%
Net assets, end of period (in millions)	$32	$51	$47		$54		$49
Ratio of expenses to average net assets including expense waiver	2.24%	2.23%	2.28%		2.29%		2.39%
Ratio of net investment income (loss) to average net assets including expense waiver	-0.09%	-0.00%	-0.15%		0.23%		-0.39%
Ratio of expenses to average net assets excluding expense waiver	2.25%	2.24%	2.28	%(1)	2.29	%(1)	2.39	%(1)
Ratio of net investment income (loss) to average net assets excluding expense waiver	-0.10%	-0.01%	-0.15	%(1)	0.23	%(1)	-0.39	%(1)
Portfolio turnover rate	52%	38%	67%		46%		92%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      VALUE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$14.30	$12.55	$12.69		$11.57		$9.64

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.00)	(0.03)		0.04		(0.03)
Net realized and unrealized gain (loss) on investments	(2.41)	2.65	0.60		1.08		1.96

Total from investment operations	(2.45)	2.65	0.57		1.12		1.93

Less distributions from:
Net investment income	(0.01)	(0.00)	(0.03)		(0.00)		(0.00)
Capital gains	(1.03)	(0.90)	(0.68)		(0.00)		(0.00)

Total distributions	(1.04)	(0.90)	(0.71)		(0.00)		(0.00)

Net asset value, end of period	$10.81	$14.30	$12.55		$12.69		$11.57

Total return	-18.11%	21.69%	4.53%		9.68%		20.02%
Net assets, end of period (in millions)	$13	$22	$20		$27		$22
Ratio of expenses to average net assets including expense waiver	2.22%	2.20%	2.24%		2.22%		2.29%
Ratio of net investment income (loss) to average net assets including expense waiver	-0.07%	0.02%	-0.11%		0.31%		-0.29%
Ratio of expenses to average net assets excluding expense waiver	2.23%	2.21%	2.24	%(1)	2.22	%(1)	2.29	%(1)
Ratio of net investment income (loss) to average net assets excluding expense waiver	-0.08%	0.01%	-0.11	%(1)	0.31	%(1)	-0.29	%(1)
Portfolio turnover rate	52%	38%	67%		46%		92%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      VALUE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$14.67	$12.83	$12.97		$11.80		$9.79

Income (loss) from investment operations:
Net investment income	0.18	0.18	0.15		0.19		0.11
Net realized and unrealized gain (loss) on investments	(2.52)	2.71	0.59		1.12		2.01

Total from investment operations	(2.34)	2.89	0.74		1.31		2.12

Less distributions from:
Net investment income	(0.19)	(0.15)	(0.20)		(0.14)		(0.11)
Capital gains	(1.03)	(0.90)	(0.68)		(0.00)		(0.00)

Total distributions	(1.22)	(1.05)	(0.88)		(0.14)		(0.11)

Net asset value, end of period	$11.11	$14.67	$12.83		$12.97		$11.80

Total return	-17.04%	23.28%	5.83%		11.16%		21.74%
Net assets, end of period (in millions)	$25	$38	$31		$27		$21
Ratio of expenses to average net assets including expense waiver	0.92%	0.91%	0.92%		0.92%		0.93%
Ratio of net investment income to average net assets including expense waiver	1.23%	1.31%	1.19%		1.60%		1.06%
Ratio of expenses to average net assets excluding expense waiver	0.93%	0.92%	0.92	%(1)	0.92	%(1)	0.93	%(1)
Ratio of net investment income to average net assets excluding expense waiver	1.22%	1.30%	1.19	%(1)	1.60	%(1)	1.06	%(1)
Portfolio turnover rate	52%	38%	67%		46%		92%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements

      June 30, 2008

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Select Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues three series of capital shares; each series represents ownership of a separate mutual fund. The following is a summary of significant accounting policies consistently followed by each of the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Management's valuation committee makes fair value determinations for the Corporation, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency, prior to translation.

      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

      C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

      D. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise continue to qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. During the current fiscal year, each Fund instituted the provisions of Financial Accounting Standards Board No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). As required by FIN 48, management of each Fund periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of June 30, 2008, management believes that under this standard no liability for unrecognized tax positions is required. Each Fund is subject to examination by U.S. federal and state authorities for returns filed for years after 2004. See Note 4 - Federal Income Tax Matters.

      E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At June 30, 2008, Dividend Opportunities Fund reclassified permanent differences relating to differing treatments on publicly traded partnerships. At June 30, 2008, Energy Fund reclassified permanent differences relating to differing treatments on net operating losses. Net investment income (loss) and net assets were not affected by these reclassifications.

      F. New Accounting Pronouncements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in accordance with generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Each Fund will institute the expanded financial statement disclosure mandated by SFAS No. 157 during the fiscal year ended June 30, 2009. In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (SFAS 161). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008. Each Fund will institute SFAS 161 during the fiscal year ending June 30, 2010 and its potential impact, if any, on the financial statements is currently being assessed by management.

      G. Concentration of Risk - Energy Fund seeks to achieve its objective by concentrating its investments primarily in equity securities of companies principally engaged in exploration, discovery, distribution or related to the infrastructure of energy and/or alternative energy. Investing in companies involved in one specified sector may be more risky than an investment with greater diversification. Dividend Opportunities Fund and Energy Fund may have a significant investment in international securities. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by each Fund at the annual rates of:

Fund	Net Asset Breakpoints	Annual Rate
Dividend Opportunities Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Energy Fund	Up to $1 Billion	0.85%
	Over $1 Billion up to $2 Billion	0.83%
	Over $2 Billion up to $3 Billion	0.80%
	Over $3 Billion	0.76%

Value Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 8), the fee for Value Fund is payable as follows:

Fund	Net Asset Breakpoints	Annual Rate
Value Fund	Up to $1 Billion	0.69%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

During the fiscal year ended June 30, 2008, the investment management fee waived (in thousands) for Value Fund was $53.

WRIMCO has voluntarily agreed to waive its management fee on any day if a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of each Fund. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee
Average Net Asset Level (in millions)				Annual Fee Rate for Each Level
From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee. Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, each Fund pays WRSCO a monthly per account charge for shareholder servicing as follows: Dividend Opportunities Fund - $1.5792; Energy Fund and Value Fund - $1.5042 for each shareholder account which was non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to a Fund to $0.50 per month per shareholder account. Additional fees may be paid by a Fund to those intermediaries, not to exceed $1.50 per shareholder account per month. For Class Y shares, each Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. Each Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the fiscal year ended June 30, 2008, W&R received the following amounts in gross sales commissions and CDSC:

	Gross Sales Commissions	CDSC
		Class A	Class B	Class C

Dividend Opportunities Fund	$2,214,261	$816	$18,628	$3,965
Energy Fund	1,206,279	39	4,261	456
Value Fund	706,828	549	27,883	1,173

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the fiscal year ended June 30, 2008, W&R paid the following amounts: Dividend Opportunities Fund - $1,409,319, Energy Fund - $760,786 and Value Fund - $450,929.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/ or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended June 30, 2008, the Corporation paid Directors' fees of $75,085, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

For the fiscal year ended June 30, 2008, the cost of purchases and the proceeds from maturities and sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales

Dividend Opportunities Fund	$306,401,211	$189,240,993
Energy Fund	100,712,810	24,209,219
Value Fund	268,855,743	353,433,817

For Federal income tax purposes, cost of investments owned at June 30, 2008 and the related appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Dividend Opportunities Fund	$600,060,019	$156,675,453	$25,978,732	$130,696,721
Energy Fund	211,917,606	104,400,081	3,522,046	100,878,035
Value Fund	406,511,634	79,985,558	52,319,873	27,665,685

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended June 30, 2008 and the related net capital losses and post-October activity were as follows:

	Dividend Opportunities Fund	Energy Fund	Value Fund

Net ordinary income	$4,386,673	$68,475	$4,007,812
Distributed ordinary income	4,270,669	––	15,142,407
Undistributed ordinary income	448,367	68,475	2,016,492

Realized long-term capital gains	––	3,794,193	20,923,663
Distributed long-term capital gains	10,007,700	––	30,532,762
Undistributed long-term capital gains	––	3,794,193	––

Post-October losses deferred	8,569,453	__	8,738,774

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

Dividend Opportunities Fund

June 30, 2016	$95,690

NOTE 5 - Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended June 30, 2008 are summarized below. Amounts are in thousands.

	Dividend Opportunities Fund	Energy Fund	Value Fund

Shares issued from sale of shares:
Class A	14,169	7,746	5,505
Class B	389	232	171
Class C	351	187	108
Class Y	87	93	121
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	723	––	2,920
Class B	29	––	262
Class C	22	––	108
Class Y	20	––	208
Shares redeemed:
Class A	(6,699)	(2,220)	(10,628)
Class B	(403)	(94)	(1,092)
Class C	(417)	(140)	(544)
Class Y	(228)	(43)	(683)

Increase (decrease) in outstanding capital shares	8,043	5,761	(3,544)

Value issued from sale of shares:
Class A	$238,493	$115,970	$71,601
Class B	6,545	3,484	2,140
Class C	5,892	2,775	1,366
Class Y	1,468	1,401	1,573
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	12,701	––	37,263
Class B	501	––	3,251
Class C	391	––	1,351
Class Y	348	––	2,648
Value redeemed:
Class A	(112,210)	(32,081)	(137,514)
Class B	(6,823)	(1,354)	(13,646)
Class C	(6,967)	(2,074)	(6,882)
Class Y	(3,802)	(587)	(9,274)

Increase (decrease) in outstanding capital	$136,537	$87,534	$(46,123)

Transactions in capital stock for the fiscal year ended June 30, 2007 are summarized below. Amounts are in thousands.

	Dividend Opportunities Fund	Energy Fund	Value Fund

Shares issued from sale of shares:
Class A	12,185	3,633	6,122
Class B	588	134	364
Class C	493	107	198
Class Y	139	128	268
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	767	––	2,362
Class B	29	––	243
Class C	24	––	101
Class Y	26	––	190
Shares redeemed:
Class A	(4,363)	(2,832)	(7,414)
Class B	(261)	(95)	(784)
Class C	(283)	(173)	(362)
Class Y	(80)	(99)	(200)

Increase in outstanding capital shares	9,264	803	1,088

Value issued from sale of shares:
Class A	$189,320	$38,086	$85,506
Class B	9,076	1,392	4,928
Class C	7,569	1,099	2,697
Class Y	2,159	1,330	3,682
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	11,909	––	31,889
Class B	440	––	3,196
Class C	372	––	1,343
Class Y	409	––	2,560
Value redeemed:
Class A	(68,334)	(29,525)	(102,076)
Class B	(4,057)	(978)	(10,506)
Class C	(4,397)	(1,786)	(4,876)
Class Y	(1,239)	(1,001)	(2,793)

Increase in outstanding capital	$143,227	$8,617	$15,550

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For a Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received. Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase the Fund's exposure to the underlying security (or basket of securities). Purchasing put options and writing call options may decrease the Fund's exposure to the underlying security (or basket of securities). With written options, there may be times when the Fund will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying security (or basket of securites). Additionally, to the extent the Fund enters into over-the-counter (OTC) option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions, for whatever reason, will be unable to meet their obligations under the terms of the transaction.

For Value Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received
Outstanding at June 30, 2007	6,384	$460,444
Options written	11,913	1,308,800
Options terminated in closing purchase transactions	(5,650)	(394,824)
Options exercised	(1,032)	(283,360)
Options expired	(9,015)	(840,792)
Outstanding at June 30, 2008	2,600	$250,268

For Value Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received
Outstanding at June 30, 2007	3,789	$284,273
Options written	21,154	2,658,533
Options terminated in closing purchase transactions	(7,111)	(1,221,658)
Options exercised	(4,494)	(504,314)
Options expired	(8,874)	(780,704)
Outstanding at June 30, 2008	4,464	$436,130

NOTE 7 - Name Change

On June 2, 2008, Waddell & Reed Advisors Dividend Income Fund changed its name to Waddell & Reed Advisors Dividend Opportunities Fund and changed its investment objective to provide total return.

NOTE 8 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. During the past fiscal year, Dividend Opportunities and Energy Funds were not one of the selected funds to participate in or benefit from the aggregate management fee reduction discussed above. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Waddell & Reed Advisors Select Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Select Funds, Inc. (the "Corporation"), comprising Waddell & Reed Advisors Dividend Opportunities Fund (formerly, Waddell & Reed Advisors Dividend Income Fund), Waddell & Reed Advisors Energy Fund, and Waddell & Reed Advisors Value Fund, as of June 30, 2008, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the fiscal periods presented.   These financial statements and financial highlights are the responsibility of the Corporation's management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Waddell & Reed Advisors Select Funds, Inc. as of June 30, 2008, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 15, 2008

Income Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in 2009.

The Funds designated the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ending June 30, 2008:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals

Dividend Opportunities Fund	$4,270,669	$4,270,669
Value Fund	$11,591,028	$11,874,017

The Funds designated the following amounts as distributions of long-term capital gains: Dividend Opportunities Fund, $10,007,700 and Value Fund, $30,532,762. These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

The Board of Directors of Waddell & Reed Advisors Select Funds, Inc.

Each of the individuals listed below serves as a director for the Corporation, and for the other portfolios within the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc.* (25 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc.* The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (17 portfolios) and Ivy Funds, Inc. (12 portfolios).

Board members who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Directors) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Corporation's Board and of the board of directors of the other funds in the Advisors Fund Complex. Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Corporation includes additional information about the Corporation's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

*Changed to Ivy Funds Variable Insurance Portfolios, Inc. effective July 31, 2008.

Disinterested Directors

Name, address and year of birth	Position(s) held with the Corporation and Fund complex	Principal occupation during past 5 years	Other directorships held

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Corporation Director since 2007 Director in Fund Complex since 2003
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents (2007 to present)
Director of Guaranty State Bank & Trust Co. (financial services), Director of Guaranty, Inc. (financial services); Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Corporation Director since 2000 Director in Fund Complex since 1997	Professor of Law, Washburn School of Law (1988 to present)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Corporation Director since 2000 Director in Fund Complex since 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Advisory Director, UMB Northland Board (financial services); Past President, Liberty Memorial Association (WWI National Museum) (2005-2007); Director, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Corporation Director since 2000 Director in Fund Complex since 1998 Corporation Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (arts trust) (until 2006); Professor, University of Utah (non-profit education) (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Corporation Director since 2000 Director in Fund Complex since 1998
President and Chief Operating Officer, Graymark HealthCare (medical holding company) (2008); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma School of Law (1997 to 2008); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (2007 to present)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization (non-profit); Director, Norman Economic Development Coalition (non-profit); Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds (29 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 1919	Corporation Director since 2000 Director in Fund Complex since 1988	Shareholder, Gilliland & Hayes, P.A., a law firm (for past 5 years); formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (financial services)

Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Corporation Director since 2008 Director in Fund Complex since 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Corporation Director since 2000 Director in Fund Complex since 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 1953	Corporation Director since 2000 Director in Fund Complex since 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, L.P., a law firm (1980 to present)	Director, Columbian Bank & Trust; Director, American Red Cross (social services); Director, Rockhurst University (education); Director, CarEntrust, Inc. (health care technology)

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Corporation Director since 2000 Director in Fund Complex since 1995
Chancellor Emeritus, University of Missouri at Kansas City (1999-present); Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

Interested Directors

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including each Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), each Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and each Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Director if a prior business relationship with Waddell & Reed were deemed material.

Name, address and year of birth	Position(s) held with the Corporation and Fund complex	Principal occupation during past 5 years	Other directorships held

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Corporation Director since 2007 Director in Fund Complex since 2007
Chief Investment Officer (CIO) of WDR, WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR; Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)
Director of WDR, WRIMCO and IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Corporation Director since 2000 Director in Fund Complex since 1998	Formerly, Consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Director of WDR (until 2003)	None

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Corporation President since 2001 Corporation Director since 2000 Director in Fund Complex since 1998
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and CIO of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex
Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Corporation's officers are:

Name, address and year of birth	Position(s) held with the Corporation	Principal occupation during past 5 years	Other directorships held

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)
None

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006 Principal Financial Officer since 2007
Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003)
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President since 2006 Chief Compliance Officer since 2004
Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Corporation's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

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NUR1024A (6-08)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2008, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2007	$47,900
		2008	32,320

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2007	$6,600
		2008	4,600

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2007	$4,900
		2008	5,900

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2007	$850
		2008	940

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$12,350 and $11,440 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $122,800 and $132,631 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Select Funds, Inc.
(Registrant)

By /s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 5, 2008

By /s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 5, 2008